1. SUMMARY OF BUSINESS AND BASIS FOR PRESENTATION	12 Months Ended
Jun. 30, 2014
Accounting Policies [Abstract]
1. SUMMARY OF BUSINESS AND BASIS FOR PRESENTATION

Organization and Business

Green Earth Technologies, Inc. and its wholly-owned subsidiary, GET Well! Inc., formally GET Manufacturing, Inc. (collectively, the “Company”), were each formed on August 7, 2007 under the laws of the state of Delaware. The Company markets, sells and distributes environmentally safe lubricants, cleaning products and oil well service products. The Company’s product line crosses multiple channels including the oil well services, automotive aftermarket, marine and outdoor power equipment and cleaning markets. The Company sells to home centers, mass retail outlets, automotive stores, equipment manufacturers and over the Internet.

Liquidity and Going Concern

Due to the Company’s limited capital, recurring losses and negative cash flows from operations and the Company’s limited ability to pay outstanding liabilities, there is substantial doubt about its ability to continue as a going concern. The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles, assuming that the Company will continue as a going concern.

Since inception, the Company has incurred operating losses and negative cash flows from operations. As of June 30, 2014, the Company had an accumulated deficit of $82,145, with total stockholders’ deficit of $10,342. The Company had a working capital deficit of $12,007 at June 30, 2014 and is currently in default of the 3.25% Secured Note and the 6% Secured Notes issued to related parties disclosed in notes 8 and 9. These notes matured on September 30, 2013 and June 30, 2013, respectively, and have not been extended and are payable upon demand.

Subsequent to June 30, 2014 the 6% Secured Note in the principal amount of $3,400 plus accrued interest of $488 as well as $1,717 of accounts payable and accrued expenses were assigned to related parties of the Company (see note 17). Under a September 2014 Loan Extension Agreement and Promissory Note the maturity date of $5,605 of payables have been extended to October 1, 2015.

The Company has undertaken, and will continue to implement, various measures to address its financial condition, including:

·	Continue discussions with existing and potential new investors regarding an investment in the Company.
·	Seek debt, equity and other forms of financing, including funding through strategic partnerships.
·	Attempt to increase revenues in order to reduce or eliminate the Company’s operating losses and enable it to meet its financial obligations.
·	Reduce expenses to conserve cash.
·	Defer certain marketing activities.
·	Investigate and pursue transactions with third parties, including strategic transactions and relationships.

The Company plans to increase revenues in order to reduce, or eliminate, its operating losses. Additionally, the Company will attempt to raise capital from external sources in order to enable it to continue to meet its financial obligations until it achieves profitability or generates positive cash flow.

There can be no assurance that the Company will be able to secure the additional funding the Company needs. If the Company’s efforts to do so are unsuccessful, the Company will be required to further reduce or eliminate the Company’s operations. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these uncertainties.